UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 16, 2021

NIGHTFOOD HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55406	46-3885019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 White Plains Road – Suite 500

Tarrytown, New York 10591

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 888-6444

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 16, 2021, the Board of Directors (the “Board”) of Nightfood Holdings, Inc. (the “Company”) increased the size of the Board from three members to four members, and appointed Mr. Tom Morse to fill the new vacancy on the Board and to serve as a director of the Company, with a term commencing on August 16, 2021 and expiring at the Company’s next annual meeting of stockholders or until earlier removal or resignation. Mr. Morse is independent under NASDAQ standards.

A copy of the press release announcing the appointment of Mr. Morse is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. Morse, age 52, has served as the manager of Liquid OTC LLC (doing business as LOL), a company specializing in functional candy and oral care products, since January 2011. In addition, he has served since August 2005 as the manager of Alina Healthcare Products, LLC, a consumer packaged goods development and distribution company. From July 2014 through October 2019, Mr. Morse was the Founder and CEO of Strategy & Execution Inc., a consumer packaged goods development and distribution company.

From May 1999 through December 2005, Mr. Morse served as the President of Living Essentials LLC, the parent company of both 5-Hour Energy and Chaser. He was responsible for the development and launch of those brands, including implementation of sales & marketing strategies to build brands in new categories, the national retail rollout of the product lines, and the recruitment and development of the core management team. He holds a B.A. from Michigan State University with a major in accounting/business.

There is no arrangement or understanding between Mr. Morse and any other persons pursuant to which Mr. Morse was elected as a director. The Company believes that Mr. Morse is qualified as a Board member of the Company because of his management, marketing and business development skills in the consumer goods industry, and his experience as a founder of 5-Hour Energy.

Mr. Morse will initially receive as compensation for his services as a director, $3,000 on a quarterly basis and $16,000 worth of restricted shares of the Company’s common stock which vests 25% on each of the Company’s fiscal quarters in fiscal 2022.

Item 7.01	Regulation FD Disclosure.

On August 18, 2021, the Company issued a press release announced the appointment of Mr. Morse as a director.

The press release, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “ filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 18, 2021

NIGHTFOOD HOLDINGS, INC.

By:	/s/ Sean Folkson
Name:	Sean Folkson
Title:	Chief Executive Officer

2